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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        I, Daniel J. Warmenhoven, Chief Executive Officer of Network Appliance, Inc. (the "Company"), pursuant to 18 U.S.C.Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to my knowledge that:

                (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended January 24, 2003, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

                (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 26, 2003               /s/  Daniel J. Warmenhoven
                                      ------------------------------------------
                                      Daniel J. Warmenhoven
                                      Chief Executive Officer



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Steven J. Gomo, Senior Vice President of Finance and Chief Financial Officer of Network Appliance, Inc. (the "Company"), pursuant to 18 U.S.C.Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to my knowledge that:

                (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended January 24, 2003, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

                (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 26, 2003                /s/  Steven J. Gomo
                                      ------------------------------------------
                                      Steven J. Gomo
                                      Senior Vice President of Finance and Chief
                                      Financial Officer